Second Quarter 2010 Earnings Conference Call 19 May 2010 Exhibit 99.3 (Furnished herewith) 27

| 2nd Quarter 2010 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 28

| 2nd Quarter 2010 Earnings Conference Call 3 Supplemental Data – Second Quarter 2010 NOTE: Due to the magnitude of the amount for the item listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for second quarter 2010. Management believes this presentation will enhance the reader’s understanding of the impact of this item on Deere & Company’s performance during the quarter. Management does not intend this presentation to be considered in isolation of or as a substitute for the related measures under GAAP. Q2 2010 (millions) Diluted EPS Net income attributable to Deere & Company, as reported $ 547.5 $ 1.28 Tax charge for U.S. health-care legislation 129.5 $0.30 Net income attributable to Deere & Company, as adjusted $677.0 $1.58 29

| 2nd Quarter 2010 Earnings Conference Call 4 Second Quarter Overview (in millions of dollars except per share amounts) Q2 2010 Q2 2009 Change Net Sales and Revenues $7,131 $6,748 +6% Net Sales $6,548 $6,187 +6% Net Income Attributable to Deere & Company $547 $472 +16% Diluted EPS $1.28 $1.11 +15% 30

| 2nd Quarter 2010 Earnings Conference Call 5 Second Quarter Overview Net Sales Equipment operations net sales: Up 6% in Q2 2010 vs. Q2 2009 Currency translation: +4 points Price realization: +2 points 31

| 2nd Quarter 2010 Earnings Conference Call 6 Production Tonnage* % Change Q2 2010 Actual Q2 2010 Previous Forecast Q3 2010 Forecast FY 2010 Forecast FY 2010 Previous Forecast Total Worldwide +7 +5 +31 +11 +5 Worldwide A&T +1 Flat +25 +8 +2 Worldwide C&F +82 +74 +92 +45 +30 U.S. and Canada +2 +5 +22 +6 +1 Outside U.S. and Canada +17 +7 +55 +23 +13 U.S. and Canada A&T (6) (2) +14 +1 (3) *Percentage change from same period in previous year, excluding purchased product Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 32

| 2nd Quarter 2010 Earnings Conference Call 7 2010 Company Outlook Third Quarter 2010 Forecast Net sales up 21-23% vs. Q3 2009 Currency translation: ~ +2 points Fiscal Year 2010 Forecast Net sales up 11-13% vs. FY 2009 Currency translation: ~ +3 points Price realization: ~ +1.5 points Previous forecast up 6-8% vs. FY 2009 Currency translation: ~ +3 points Price realization: +1-2 points Net income attributable to Deere & Company of ~ $1.6 billion Includes tax charge for U.S. health-care legislation of ~ $130 million Previous forecast ~ $1.3 billion Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 33

 *Operating profit impacted by: Improved price realization Higher production volumes Favorable effects of foreign exchange Lower raw-material costs Higher postretirement benefit costs | 2nd Quarter 2010 Earnings Conference Call 8 Worldwide Agriculture & Turf Second Quarter Overview (in millions of dollars) Q2 2010 Q2 2009 Change Net Sales $5,637 $5,587 +1% Operating Profit* $952 $703 +35% Production Tonnage +1% 34

| 2nd Quarter 2010 Earnings Conference Call 9 U.S. Commodity Price Estimates 2008/09 2009/10 Forecast Previous 2009/10 2010/11 Forecast Previous 2010/11 Corn (dollars per bushel) $4.06 $3.50 $3.50 $3.60 $3.55 Wheat (dollars per bushel) $6.78 $4.90 $4.90 $4.75 $5.00 Soybeans (dollars per bushel) $9.97 $9.50 $9.40 $8.75 $8.50 Cotton (dollars per pound) $0.48 $0.62 $0.62 $0.65 $0.64 Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 35

| 2nd Quarter 2010 Earnings Conference Call 10 U.S. Crop Area – Planted Acres (millions of acres) 2009/10 2010/11 Forecast Corn 86.5 88.8 Wheat 59.1 53.8 Soybeans 77.5 78.1 Cotton 9.1 10.5 Deere & Company Forecast as of 19 May 2010 36

| 2nd Quarter 2010 Earnings Conference Call 11 U.S. Farm Cash Receipts (in billions of dollars) 2008 2009 Estimate Previous 2009 2010 Forecast Previous 2010 2011 Forecast Crops 183.1 166.3 166.3 167.5 166.5 171.3 Livestock 141.1 118.8 118.8 133.0 131.3 134.6 Government Payments 12.2 12.9 12.9 12.4 12.4 11.9 Total Cash Receipts 336.4 298.0 298.0 312.9 310.2 317.8 Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 37

| 2nd Quarter 2010 Earnings Conference Call 12 European (EU-27) Economic Update General Economy Debt crises in Portugal, Italy, Ireland, Greece, Spain Weak Euro supports EU exports Farm Economy Small grain, pork and beef prices remain under pressure Milk prices are expected to stabilize at higher levels compared to 2009 Input prices to increase slightly, below the peak levels of 2008 but above the long term average Farmers seeking to diversify investments Grain storage and Bio-gas rather than equipment Used equipment inventories are high Deere & Company Forecast as of 19 May 2010 38

| 2nd Quarter 2010 Earnings Conference Call 13 Farm Net Income (Loss) Brazil and Argentina Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) Brazil (in billions of U.S. dollars) 2008 2009 Previous 2009 2010 Forecast Previous 2010 Soybeans 9.0 2.7 1.8 Sugarcane 1.0 2.3 6.6 Other* 4.7 (2.6) (2.8) Total 14.7 2.4 1.6 5.6 3.2 Argentina (in billions of U.S. dollars) 2008 2009 Previous 2009 2010 Forecast Previous 2010 Total 2.4 (2.5) (2.5) 3.4 2.3 * Includes corn, paddy rice, and cotton 39

| 2nd Quarter 2010 Earnings Conference Call 14 Brazil Soybean Area Planted and Production Deere & Company Forecast as of 19 May 2010 Historical data: Conab (Brazil Ministry of Agriculture), July 2009 40

| 2nd Quarter 2010 Earnings Conference Call 15 Brazil Sugarcane Area Planted and Production Deere & Company Forecast as of 19 May 2010 Historical data: Conab (Brazil Ministry of Agriculture), July 2009 41

| 2nd Quarter 2010 Earnings Conference Call 16 Brazil Dealer Locations - Deere 42

Brazil Product Portfolio Expanded to Meet Customer Needs | 2nd Quarter 2010 Earnings Conference Call 17 50 new or updated products introduced into the South America market for 2010/2011, including: Tractors Combines and headers Sprayers Seeding equipment Loaders Turf equipment Hay and forage equipment Greenstar precision technology 43

John Deere Domodedovo Manufacturing and Parts Center | 2nd Quarter 2010 Earnings Conference Call 18 Grand Opening – 27 April 2010 Manufacture agricultural, construction and forestry machinery and distribute service parts in the region Earned “Made in Russia” certification for combines and large tractors Tractor, combine, motor grader and 4WD loader assembly has begun 44

| 2nd Quarter 2010 Earnings Conference Call 19 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2010 U.S. and Canada Ag: Up 5-10% Previous forecast: Comparable to 2009 Western Europe Ag: Down 10-15% No change from previous forecast Central Europe and the CIS* countries Ag: Expected to remain under pressure No change from previous forecast South America Ag: Up ~ 25% Previous forecast: Up 10-15% U.S. and Canada turf equipment and compact utility tractors: Up 5-10% Previous forecast: ~ Flat *Commonwealth of Independent States Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 45

| 2nd Quarter 2010 Earnings Conference Call 20 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2010 Forecast Net sales projected to be up 9-11% Currency translation: ~ +3 points Previous forecast up 4-6% Currency translation: ~ +4 points Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 46

| 2nd Quarter 2010 Earnings Conference Call 21 Worldwide Construction & Forestry Second Quarter Overview (in millions of dollars) Q2 2010 Q2 2009 Change Net Sales $911 $600 +52% Operating Profit*/(Loss) $36 ($75) Production Tonnage +82% Incremental Margin ~ 36% *Operating profit impacted by: Higher shipment and production volumes Improved price realization Higher postretirement benefit costs 47

U.S. Economic Indicators 2010 Forecast 2011 Forecast GDP Growth (annual percentage rate) +3.0% +3.0% Housing Starts (thousands) 674 1,185 Non-Residential Spending Growth (annual percentage rate) -13.8% -7.1% Government Spending Growth (annual percentage rate) -3.1% +4.5% | 2nd Quarter 2010 Earnings Conference Call 22 Worldwide Construction & Forestry Deere & Company Outlook Deere observations: Construction equipment Independent rental companies beginning to purchase earth-moving equipment Overseas buyers purchasing used equipment at auction Rental utilization and used-equipment turns improving at Deere dealers Forestry equipment Higher worldwide economic output Global pulp prices up significantly vs. last year Increased U.S. lumber production Source: Global Insight, Calendar Year Estimates – April 2010 48

| 2nd Quarter 2010 Earnings Conference Call 23 Worldwide Construction & Forestry Deere & Company Outlook Fiscal Year 2010 Forecast Net sales projected to be up ~ 30% Previous forecast up ~ 21% Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 49

| 2nd Quarter 2010 Earnings Conference Call 24 Worldwide Credit Operations Credit Loss History Provision for Credit Losses / Average Owned Portfolio * Year-to-date April results annualized .52% 50 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 *

| 2nd Quarter 2010 Earnings Conference Call 25 Past-Dues Annualized Write-offs April 2010 April 2009 Q2 2010 Q2 2009 A&T – Retail Notes 0.26% 0.19% 0.07% 0.14% C&F – Retail Notes 0.35% 0.60% 1.23% 3.26% Revolving Charge Accounts 1.47% 1.60% 2.70% 3.55% Financing Leases 0.79% 0.86% 1.94% 2.14% Total Owned 0.35% 0.36% 0.51% 0.79% Worldwide Credit Operations Owned Portfolio Past-Dues and Write-offs 51

| 2nd Quarter 2010 Earnings Conference Call 26 Worldwide Credit Operations Second Quarter 2010 Net income attributable to Deere & Company $84 million in Q2 2010 vs. $68 million in Q2 2009 Improved financing spreads Lower provision for credit losses Growth in the credit portfolio Higher commissions from crop insurance Lower tax credits related to wind energy projects Higher selling, administrative and general expenses Fiscal Year 2010 Forecast Net income attributable to Deere & Company of ~ $300 million Previous forecast ~ $260 million Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 52

| 2nd Quarter 2010 Earnings Conference Call 27 Consolidated Trade Receivables & Inventory (in millions of dollars) Q2 2010* Actual 2010** Forecast 2010** Previous Forecast A&T 952 500 350 C&F 45 200 100 Total, as reported 907 700 450 Total, constant exchange 1,171 775 500 * Change at 30 April 2010 vs. 30 April 2009 ** Change at 31 October 2010 vs. 31 October 2009 Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 53

| 2nd Quarter 2010 Earnings Conference Call 28 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors 6% low double digits Row-Crop Tractors 6% less than industry 4WD Tractors 40% more than industry Combines 21% a single digit April 2010 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 30 April – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2010 2009 Row-Crop Tractors 18% 25% Combines 8% 15% 54

| 2nd Quarter 2010 Earnings Conference Call 29 April 2010 Retail Sales Western Europe Deere* Tractors a single digit Combines double digits U.S. and Canada Deere Selected Turf & Utility Equipment double digits * Based on EU Government Reporting of Registrations U.S. and Canada – Construction & Forestry Deere First-in-the-Dirt double digits Settlements double digits 55

| 2nd Quarter 2010 Earnings Conference Call 30 Material Costs and Freight Equipment Operations Second Quarter 2010 Down ~ $70 million vs. Q2 2009 Fiscal Year 2010 Forecast Down ~ $100 million vs. FY 2009 By division Agriculture & Turf ~ $125 million Construction & Forestry ~ $25 million Previous forecast down ~ $150 million vs. FY 2009 By division Agriculture & Turf ~ $150 million Construction & Forestry $0-25 million Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 56

| 2nd Quarter 2010 Earnings Conference Call 31 Research & Development Expense Equipment Operations Second Quarter 2010 Up ~ 4% vs. Q2 2009 Currency translation ~ +1 point Fiscal Year 2010 Forecast Up ~ 13% vs. FY 2009 Previous forecast up ~ 12% vs. FY 2009 Currency translation ~ +1 point Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 57

| 2nd Quarter 2010 Earnings Conference Call 32 Pension and OPEB Expense Second Quarter 2010 Up ~ $70 million vs. 2Q 2009 Fiscal Year 2010 Forecast Up ~ $350 million vs. FY 2009 Change by category COS ~ $300 million SA&G ~ $50 million Change by division A&T ~ $275 million C&F ~ $75 million Previous forecast: Up ~ $400 million vs. FY 2009 Third Quarter 2010 Forecast Up ~ $100 million vs. 3Q 2009 Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 58

| 2nd Quarter 2010 Earnings Conference Call 33 Selling, Administrative & General Expense Equipment Operations Second Quarter 2010 Up ~ 8% vs. Q2 2009 Variable incentive compensation ~ +5 points Currency translation ~ +3 points Fiscal Year 2010 Forecast Up ~ 9% vs. FY 2009 Variable incentive compensation ~ +4 points Pension and OPEB expense ~ +2 points Currency translation ~ +2 points Previous forecast up ~ 8% vs. FY 2009 Pension and OPEB expense ~ +3 points Variable incentive compensation ~ +3 points Currency translation ~ +2 points Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 59

| 2nd Quarter 2010 Earnings Conference Call 34 Taxes Equipment Operations Second Quarter 2010 Taxes include charge for U.S. health-care legislation of ~ $130 million Fiscal Year 2010 Forecast Assumes effective tax rate of ~ 40% Taxes include charge for U.S. health-care legislation of ~ $130 million Excluding this charge, forecasted effective tax rate of 34-35% Previous forecast 34-35% Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) NOTE: Due to the magnitude of the amount for the item listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for second quarter and fiscal year 2010. Management believes this presentation will enhance the reader’s understanding of the impact of this item on Deere & Company’s performance during the year. Management does not intend this presentation to be considered in isolation of or as a substitute for the related measures under GAAP. 60

| 2nd Quarter 2010 Earnings Conference Call 35 Continued Strong Operating Performance Equipment Operations Cash Flows from Operations Fiscal Year 2008: $2.4 billion Fiscal Year 2009: $1.4 billion Fiscal Year 2010 Forecast: ~ $2.5 billion Previous forecast: ~ $1.9 billion Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 61

| 2nd Quarter 2010 Earnings Conference Call 36 Other Information Fiscal Year 2010 Forecast Equipment Operations Capital Expenditures ~ $900 million No change from previous forecast Depreciation and Amortization ~ $550 million Previous forecast ~ $600 million Pension/OPEB Contributions ~ $600 million No change from previous forecast Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 62

| 2nd Quarter 2010 Earnings Conference Call 37 Appendix 63

| 2nd Quarter 2010 Earnings Conference Call 38 Supplemental Data – Fiscal 2009 NOTE: Due to the magnitude of the amounts for the items listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for fiscal year 2009. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the year. Management does not intend this presentation to be considered in isolation of or as a substitute for the related measures under GAAP. 64 FY 2009 (millions) Diluted EPS Net income attributable to Deere & Company, as reported $873.5 $2.06 Expenses related to: Goodwill impairment 274.2 0.65 Voluntary employee-separation program 57.6 0.13 Net income attributable to Deere & Company, as adjusted $1,205.3 $2.84 Closure of facility in Welland, ON, Canada 30.0 0.07 Net income attributable to Deere & Company, as adjusted $1,235.3 $2.91

| 2nd Quarter 2010 Earnings Conference Call 39 U.S. Farm Prices Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 19 May 2010 65 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Wheat Corn Soybeans

| 2nd Quarter 2010 Earnings Conference Call 40 World Farm Fundamentals Global Stocks-To-Use Ratios Corn Wheat Soybeans Source: USDA - 11 May 2010 Cotton 66

| 2nd Quarter 2010 Earnings Conference Call 41 U.S. Net Farm Cash Income (in billions of dollars) 2008 2009 Estimate Previous 2009 2010 Forecast Previous 2010 2011 Forecast Total Cash Receipts 336.4 298.0 298.0 312.9 310.2 317.8 Other Cash Income 19.8 20.7 20.7 21.6 21.6 22.5 Gross Cash Income 356.2 318.7 318.7 334.5 331.8 340.3 Cash Expenses (258.7) (247.8) (247.8) (253.0) (250.0) (260.0) Net Cash Income 97.5 70.9 70.9 81.5 81.8 80.3 Deere & Company Forecast as of 19 May 2010 (Previous Forecast as of 17 February 2010) 67

| 2nd Quarter 2010 Earnings Conference Call 42 April 2010 April 2009 A&T – Retail Notes* 1.23% 0.39% C&F – Retail Notes 2.45% 1.10% Revolving Charge Accounts 0.05% 0.06% Financing Leases 3.08% 2.60% Total Owned Non-Performing Receivables** 1.10% 0.60% * As of 30 April 2010, Brazil non-performing receivables represent 0.74% of the total worldwide A&T retail note portfolio ** As of 30 April 2010, Brazil non-performing receivables represent 0.40% of the total worldwide Credit operations portfolio Worldwide Credit Operations Owned Portfolio Non-Performing Receivables 68

| 2nd Quarter 2010 Earnings Conference Call 43 Past-Dues Annualized Write-offs April 2010 April 2009 Q2 2010 Q2 2009 A&T – Retail Notes 0.29% 0.21% 0.05% 0.05% C&F – Retail Notes 0.37% 0.62% 1.32% 3.63% Revolving Charge Accounts 1.44% 1.61% 2.70% 3.56% Financing Leases 1.79% 1.72% 1.30% 1.41% Total Owned 0.38% 0.38% 0.49% 0.75% John Deere Capital Corporation Owned Portfolio Past-Dues and Write-offs 69

| 2nd Quarter 2010 Earnings Conference Call 44 April 2010 April 2009 A&T – Retail Notes 0.53% 0.28% C&F – Retail Notes 2.75% 1.23% Revolving Charge Accounts 0.05% 0.06% Financing Leases 4.18% 3.78% Total Owned Non-Performing Receivables 0.73% 0.56% John Deere Capital Corporation Owned Portfolio Non-Performing Receivables 70

| 2nd Quarter 2010 Earnings Conference Call 45 Share Repurchase As Part of Publicly Announced Plans Actual Shares Repurchased* (in millions) Total $ Amount (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 YTD 0.0 $0.0 Total 114.5 $5.6 Cumulative cost of repurchases since 2004: $5.6 billion Balance remaining on May 2007 40-million share authorization: 13.7 million May 2008 share authorization: $5.0 billion 30 April 2010 period ending shares: 424.8 million * All shares adjusted for two-for-one stock split effective 26 November 2007 71

Deere’s third quarter 2010 conference call is scheduled for 9:00 a.m. central time on Wednesday, August 18, 2010 72